Exhibit 3.64

OPERATING AGREEMENT

OF

TRILOGY ANTIOCH, LLC

This Operating Agreement (this “Agreement”) of TRILOGY ANTIOCH, LLC, a California limited liability company (the “Company”), is entered into effective as of the 3rd day of June, 2005, by Shea Capital I, LLC, a Delaware limited liability company (the sole Member of the Company).

RECITALS

The Member desired to form the Company to complete infrastructure and construct homes on real property contributed by Member.

Therefore, the Member formed a limited liability company under the provisions of the Beverly-Killea Limited Liability Company Act as set forth in Title 2.5 (commencing with Section 17000) of the Corporations Code of the State of California (the “Act”); and

Section 1 FORMATION

1.1 Formation of Company. The Company has been organized as a California limited liability company by the filing of an Articles of Organization pursuant to the Act with the California Secretary of State. A Copy of the Articles are attached to this Agreement as Exhibit A.

1.2 Name. The name of the Company is TRILOGY ANTIOCH, LLC and all Company business shall be conducted under that name or such other names that comply with the applicable law as the Member may select from time to time.

1.3 Purpose and Scope. Subject to the provisions of this Agreement and the Certificate, the purposes of the Company are to complete infrastructure and construct homes on real property contributed by Member, and to do all other acts or things that may be necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes of the Company.

1.4 Term. The Company shall commence on the date the Certificate is filed and shall continue until dissolved pursuant to the terms of this Agreement or the Act.

1.5 Office; Agent. The registered office of the Company required by the Act to be maintained in the State of California shall be located at 655 Brea Canyon Road, Walnut, California 91789, or such other office (which need not be a place of business of the Company) as the Member may designate from time to time in the manner provided by law. The name and address of the registered agent of the Company shall be Max B. Johnson, 655 Brea Canyon Road, Walnut, California 91789. The Company may have such other offices as the Member may designate from time to time.

1.6 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

Act. The Beverly-Killea Limited Liability Company Act, as amended from time to time.

Agreement. This Operating Agreement, as originally executed and as amended, modified, supplemented or restated from time to time in accordance with its terms.

Certificate. The Articles of Organization of the Company, as originally filed and as amended or restated from time to time in accordance with this Agreement and the Act.

Company. TRILOGY ANTIOCH, LLC, a California limited liability company.

Distributable Cash. Cash from operations of the Company, interest on Company cash, notes receivable and other short term investments, net cash proceeds from a sale, refinancing, or condemnation of Company assets, including casualty insurance proceeds not used to rebuild or replace such assets, less cash expenditures and reasonable working capital reserves.

Fiscal Year. The taxable year of the Company, as determined under Section 706 of the Internal Revenue Code.

Member. Shea Capital I, LLC, a Delaware limited liability company.

Person. An individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other entity, whether domestic or foreign.

Section 2 CAPITALIZATION OF THE COMPANY

The Member shall have no obligation to contribute additional capital to the Company. The Member may elect to contribute cash or property to the Company. If the Company does not have sufficient funds from capital contributions to pay its obligations, the Member may advance all or part of the needed funds to or on behalf of the Company. An advance described in this Section may constitute a loan from the Member to the Company and may bear interest at a rate determined by the Member.

Section 3 DISTRIBUTIONS AND ALLOCATIONS

3.1 Distributions. The Company may distribute Distributable Cash to the Member in such amounts and at such times as the Member may determine in its discretion; provided, however, no distribution shall be made by the Company if the distribution is prohibited by Section 17254 of the Act. If the Member receives a distribution from the Company which is determined to have been prohibited by Section 17254 of the Act, the Member shall, within thirty (30) days following notice, return such distribution to the Company.

3.2 Income, loss, etc. All items of income, gain, loss, deduction and credit of the Company shall be attributed to the Member.

Section 4 MANAGEMENT

4.1 Management by Manager. The business and affairs of the Company shall be managed by the Shea Capital I, LLC, a Delaware limited liability company as its statutory Manager. The Manager shall have full and complete authority, power, and discretion to manage and control all aspects of the business, affairs, and properties of the Company.

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4.2 Officers. The Manager may, from time to time, appoint one or more individuals to be officers of the Company. Any officers so appointed shall have such authority and perform such duties as the Manager may, from time to time, delegate to them. Unless the Manager decides otherwise, if the title of an officer is one commonly used for an officer of a business corporation formed under the California Corporation Code, the use of such title shall constitute the delegation to such officer of the authority and duties that are normally associated with that office. Any number of offices may be held by the same individual.

Section 5 INTERESTS OF MEMBERS

5.1 Limited Liability. Subject to the provisions of Section 17101 of the Act, the Member shall have no personal liability for the expenses, liabilities or obligations of the Company. Subject to the provisions of Section 17250 of the Act, the Member shall not be required to return any distribution made to it.

5.2 Dissolved Member. If the Member is dissolved or terminated, the powers of the Member may be exercised by its legal representative or successor. Upon the dissolution of the Member, the Company shall not dissolve but shall continue in existence.

Section 6 NO MEETINGS OF MEMBERS

The Company shall not be required to hold Member meetings.

Section 7 ACCOUNTING MATTERS

7.1 Maintenance of Records. The Company shall keep books and records of accounts. The books and records shall be maintained on a basis determined by the Manager.

7.2 Tax Matters. For federal income tax purposes, the Company shall be disregarded as an entity separate from the Member pursuant to Treasury Regulations Section 301.7701-3(b)(l)(ii). Subject to the preceding sentence, the Manager shall cause to be prepared and filed all necessary tax returns for the Company.

Section 8 DISSOLUTION AND LIQUIDATION

8.1 Events of Dissolution. Except as otherwise provided in this Agreement, the Company shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

(a) Upon the election of the Member to dissolve the Company.

(b) Upon the sale or other disposition of all or substantially all of the assets and properties of the Company and distribution to the Member of the proceeds of the sale or other disposition.

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8.2 Effect of Dissolution. Upon any dissolution of the Company under this Agreement or the Act, except as otherwise provided in this Agreement, the continuing operation of the Company’s business shall be confined to those activities reasonably necessary to wind up the Company’s affairs, discharge its obligations, and liquidate its assets and properties in a businesslike manner.

8.3 Liquidation and Termination.

(a) If the Company is dissolved, then an accounting of the Company’s assets, liabilities and operations through the last day of the month in which the dissolution occurs shall be made, and the affairs of the Company shall thereafter be promptly wound up and terminated. The Member will liquidate the assets of the Company as promptly as is consistent with obtaining the fair market value thereof, and the proceeds therefrom, to the extent sufficient therefor, will be applied and distributed in the following order:

(1) To the payment and discharge of all of the Company’s debts and liabilities to creditors (including the Member) in the order of priority as provided by law, other than liabilities for distributions to the Member; and

(2) The balance, if any, to the Member.

(b) After all of the assets of the Company have been distributed, the Company shall terminate.

(c) Notwithstanding anything to the contrary in this Agreement, upon liquidation of the Company, if the Member has a deficit or negative balance in the Member’s capital account (after giving effect to all contributions, distributions, allocations, and other capital account adjustments for all taxable years, including the year during which such liquidation occurs), the Member shall have no obligation to make any capital contribution to the Company, and the negative balance of the Member’s capital account shall not be considered a debt owed by the Member to the Company or to any other Person for any purpose whatsoever.

8.4 Certificate of Cancellation. Upon the completion of the winding up of the affairs of the Company, the Member shall prepare, execute and deliver to the California Secretary of State a certificate of cancellation in accordance with Section 17350 of the Act.

Section 9 GENERAL PROVISIONS

9.1 Governing Law. This Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of California.

9.2 Binding Effect. This Agreement will be binding upon and inure to the benefit of the Member, and its distributees, successors and assigns.

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9.3 Headings. All headings are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

9.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under the present or future laws effective during the term of this Agreement, the provision will be fully severable; this Agreement will be construed and enforced as if the illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of the illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

9.5 No Third Party Beneficiary. This Agreement is made solely and specifically for the benefit of the Member, and its successors and assigns, and no other Person will have any rights, interest or claims or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

9.6 Amendments. Any amendment to this Agreement shall be in writing, dated and signed by the Member. If any conflict arises between the provisions of the amendment, or amendments, and the terms hereof, the most recent provisions shall govern and control.

9.7 Exhibits. The following Exhibits attached to this Agreement shall be deemed to be a part of this Agreement and are fully incorporated herein by this reference:

Exhibit A             Articles of Organization

9.8 Counterparts. This Agreement may be executed in multiple identical counterparts, each of which shall be deemed an original, and counterpart signature pages may be detached and assembled to form a single original document. This Agreement may be executed and delivered by the exchange of electronic facsimile copies or counterparts of the signature page, which shall be considered the equivalent of ink signature pages for all purposes.

The Member has executed this Agreement as of the date set forth above.

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Shea Capital I, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership
Its:	Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership
	Its:	General Partner

		By:	JFS Management, L.P. a Delaware limited partnership
		Its:	General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation
			Its:	General Partner

By:
Paul E. Mosley
				Its:	Vice President

By:
Max B. Johnson
				Its:	Vice President

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OPERATING AGREEMENT

OF TRILOGY ANTIOCH, LLC

EXHIBIT A

Articles of Organization

7

AMENDED AND RESTATED OPERATING AGREEMENT

OF

TRILOGY ANTIOCH, LLC

This Operating Agreement (this “Agreement”) of TRILOGY ANTIOCH, LLC, a California limited liability company (the “Company”), is entered into effective as of the 1st day of October, 2005, by Shea Capital II, LLC, a Delaware limited liability company (the sole Member of the Company).

RECITALS

Company was formed to complete infrastructure and construct homes on real property contributed by Member; and

Company was formed under the provisions of the Beverly-Killea Limited Liability Company Act as set forth in Title 2.5 (commencing with Section 17000) of the Corporations Code of the State of California (the “Act”).

Section 1 FORMATION

1.1 Formation of Company. The Company has been organized as a California limited liability company by the filing of an Articles of Organization pursuant to the Act with the California Secretary of State. A copy of the Articles are attached to this Agreement as Exhibit A.

1.2 Name. The name of the Company is TRILOGY ANTIOCH, LLC and all Company business shall be conducted under the name or such other names that comply with the applicable law as the Member may select from time to time.

1.3 Purpose and Scope. Subject to the provisions of this Agreement and the Certificate, the purposes of the Company are to complete infrastructure and construct homes on real property contributed by Member, and to do all other acts or things that may be necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes of the Company.

1.4 Term. The Company shall commence on the date the Certificate is filed and shall continue until dissolved pursuant to the terms of this Agreement or the Act.

1.5 Office; Agent. The registered office of the Company required by the Act to be maintained in the State of California shall be located at 655 Brea Canyon Road, Walnut, California 91789, or such other office (which need not be a place of business of the Company) as the Member may designate from time to time in the manner provided by law. The name and address of the registered agent of the Company shall be Max B. Johnson, 655 Brea Canyon Road, Walnut, California 91789. The Company may have such other offices as the Member may designate from time to time.

1.6 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

Act. The Beverly-Killea Limited Liability Company Act, as amended from time to time.

Agreement. This Operating Agreement, as originally executed and as amended, modified, supplemented or restated from time to time in accordance with its terms.

Certificate. The Articles of Organization of the Company, as originally filed and as amended or restated from time to time in accordance with this Agreement and the Act.

Company. TRILOGY ANTIOCH, LLC, a California limited liability company.

Distributable Cash. Cash from operations of the Company, interest on Company cash, notes receivable and other short term investments, net cash proceeds from a sale, refinancing, or condemnation of Company assets, including casualty insurance proceeds not used to rebuild or replace such assets, less cash expenditures and reasonable working capital reserves.

Fiscal Year. The taxable year of the Company, as determined under Section 706 of the Internal Revenue Code.

Member. Shea Capital II, LLC, a Delaware limited liability company.

Person. An individual, partnership, limited partnership, trust, estate, association, corporation, limited liability company, or other entity, whether domestic or foreign.

Section 2 CAPITALIZATION OF THE COMPANY

The Member shall have no obligation to contribute additional capital to the Company. The Member may elect to contribute cash or property to the Company. If the Company does not have sufficient funds from capital contributions to pay its obligations, the Member may advance all or part of the needed funds to or on behalf of the Company. An advance described in this Section may constitute a loan from the Member to the Company and may bear interest at a rate determined by the Member.

Section 3 DISTRIBUTIONS AND ALLOCATIONS

3.1 Distributions. The Company may distribute Distributable Cash to the Member in such amounts and at such times as the Member may determine in its discretion; provided, however, no distribution shall be made by the Company if the distribution is prohibited by Section 17254 of the Act. If the Member receives a distribution from the Company which is determined to have been prohibited by Section 17254 of the Act, the Member shall, within thirty (30) days following notice, return such distribution to the Company.

3.2 Income, loss, etc. All items of income, gain, loss, deduction and credit of the Company shall be attributed to the Member.

Section 4 MANAGEMENT

4.1 Management by Manager. The business and affairs of the Company shall be managed by the Shea Capital II, LLC, a Delaware limited liability company, as its statutory Manager. The Manager shall have full and complete authority, power, and discretion to manage and control all aspects of the business, affairs, and properties of the Company.

4.2 Officers. The Manager may, from time to time, appoint one or more individuals to be officers of the Company. Any officers so appointed shall have such authority and perform such duties as the Manager may, from time to time, delegate to them. Unless the Manager decides otherwise, if the title of an officer is one commonly used for an officer of a business corporation formed under the California Corporation Code, the use of such title shall constitute the delegation to such officer of the authority and duties that are normally associated with that office. Any number of offices may be held by the same individual.

Section 5 INTERESTS OF MEMBERS

5.1 Limited Liability. Subject to the provisions of Section 17101 of the Act, the Member shall have no personal liability for the expenses, liabilities or obligations of the Company. Subject to the provisions of Section 17250 of the Act, the Member shall not be required to return any distribution made to it.

5.2 Dissolved Member. If the Member is dissolved or terminated, the powers of the Member may be exercised by its legal representative or successor. Upon the dissolution of the Member, the Company shall not dissolve but shall continue in existence.

Section 6 NO MEETINGS OF MEMBERS

The Company shall not be required to hold Member meetings.

Section 7 ACCOUNTING MATTERS

7.1 Maintenance of Records. The Company shall keep books and records of accounts. The books and records shall be maintained on a basis determined by the Manager.

7.2 Tax Matters. For federal income tax purposes, the Company shall be disregarded as an entity separate from the Member pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii). Subject to the preceding sentence, the Manager shall cause to be prepared and filed all necessary tax returns for the Company.

Section 8 DISSOLUTION AND LIQUIDATION

8.1 Events of Dissolution. Except as otherwise provided in this Agreement, the Company shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

(a) Upon the election of the Member to dissolve the Company.

(b) Upon the sale or other disposition of all or substantially all of the assets and properties of the Company and distribution to the Member of the proceeds of the sale or other disposition.

8.2 Effect of Dissolution. Upon any dissolution of the Company under this Agreement or the Act, except as otherwise provided in this Agreement, the continuing operation of the Company’s business shall be confined to those activities reasonably necessary to wind up the Company’s affairs, discharge its obligations, and liquidate its assets and properties in a businesslike manner.

8.3 Liquidation and Termination.

(a) If the Company is dissolved, then an accounting of the Company’s assets, liabilities and operations through the last day of the month in which the dissolution occurs shall be made, and the affairs of the Company shall thereafter be promptly wound up and terminated. The Member will liquidate the assets of the Company as promptly as is consistent with obtaining the fair market value thereof, and the proceeds therefrom, to the extent sufficient therefor, will be applied and distributed in the following order:

(1) To the payment and discharge of all of the Company’s debts and liabilities to creditors (including the Member) in the order of priority as provided by law, other than liabilities for distributions to the Member; and

(2) The balance, if any, to the Member.

(b) After all of the assets of the Company have been distributed, the Company shall terminate.

(c) Notwithstanding anything to the contrary in this Agreement, upon liquidation of the Company, if the Member has a deficit or negative balance in the Member’s capital account (after giving effect to all contributions, distributions, allocations, and other capital account adjustments for all taxable years, including the year during which such liquidation occurs), the Member shall have no obligation to make any capital contribution to the Company, and the negative balance of the Member’s capital account shall not be considered a debt owed by the Member to the Company or to any other Person for any purpose whatsoever.

8.4 Certificate of Cancellation. Upon the completion of the winding up of the affairs of the Company, the Member shall prepare, execute and deliver to the California Secretary of State a certificate of cancellation in accordance with Section 17350 of the Act.

Section 9 GENERAL PROVISIONS

9.1 Governing Law. This Agreement and the rights of the parties hereunder will be governed by, interpreted, and enforced in accordance with the laws of the State of California.

9.2 Binding Effect. This Agreement will be binding upon and inure to the benefit of the Member, and its distributees, successors and assigns.

9.3 Headings. All headings are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement.

9.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under the present or future laws effective during the term of this Agreement, the provision will be fully severable; this Agreement will be construed and enforced as if the illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of the illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

9.5 No Third Party Beneficiary. This Agreement is made solely and specifically for the benefit of the Member, and its successors and assigns, and no other Person will have any rights, interest or claims or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

9.6 Amendments. Any amendment to this Agreement shall be in writing, dated and signed by the Member. If any conflict arises between the provisions of the amendment, or amendments, and the terms hereof, the most recent provisions shall govern and control.

9.7 Exhibits. The following Exhibits attached to this Agreement shall be deemed to be a part of this Agreement and are fully incorporated herein by this reference:

Exhibit A             Articles of Organization

9.8 Counterparts. This Agreement may be executed in multiple identical counterparts, each of which shall be deemed an original, and counterpart signature pages may be detached and assembled to form a single original document. This Agreement may be executed and delivered by the exchange of electronic facsimile copies or counterparts of the signature page, which shall be considered the equivalent of ink signature pages for all purposes.

The Member has executed this Agreement as of the date set forth above.

SIGNATURE PAGE TO FOLLOW

Shea Capital II, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership
Its:	Manager

	By:	J.F. Shea, L.P.,
a Delaware limited partnership
	Its:	General Partner

		By:	JFS Management, L.P.
		Its:	a Delaware limited partnership General Partner

			By:	J.F. Shea Construction Management, Inc., a California corporation
			Its:	General Partner

By:
				Name:	Robert R. O’Dell
				Title:	Treasurer

By:
				Name:	Paul E. Mosley
				Title:	Vice President

SIGNATURE PAGE OF AMENDED AND RESTATED OPERATING AGREEMENT OF TRILOGY ANTIOCH, LLC EFFECTIVE AS OF THE 1ST DAY OF OCTOBER, 2005

AMENDED AND RESTATED OPERATING AGREEMENT

OF

TRILOGY ANTIOCH, LLC

EXHIBIT A

Articles of Organization

ACKNOWLEDGEMENT

The undersigned, Shea Capital I, LLC, a Delaware limited liability company, acknowledges and agrees that all of its interest in Trilogy Antioch, LLC, a California corporation, has been transferred and assigned to Shea Capital II, LLC, a Delaware corporation. The undersigned agrees to execute such further documents or instruments as are reasonably required in order to evidence such transfer and assignment.

Date: October 1, 2005

Shea Capital I, LLC, a Delaware limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership
Its:	Manager

	By:	J.F. Shea, L.P., a Delaware limited partnership
	Its:	General Partner

		By:	JFS Management, L.P. a Delaware limited partnership
		Its:	General Partner

			By:	J.F. Shea Construction Management, Inc. a California corporation
			Its:	General Partner

By:
				Name:	Robert R. O’Dell
				Title:	Treasurer

By:
				Name:	Paul E. Mosley
				Title:	Vice President

OMNIBUS AMENDMENT TO THE

LIMITED LIABILITY COMPANY AGREEMENT/OPERATING AGREEMENT

OF EACH OF

215 BAYVIEW APARTMENTS, LLC,

COAST CABLE PARTNERS,

HAWKERBLUE, LLC,

MONTY GREEN HOLDINGS, LLC,

SERENADE AT NATOMAS, LLC,

SH CASCADES, LLC,

SH JUBILEE, LLC,

SH JUBILEE MANAGEMENT, LLC,

SHEA BAKER RANCH, LLC

SHEA BREA DEVELOPMENT, LLC,

SHEA CAPITAL II, LLC,

SHEA GSW HOLDINGS, LLC,

SHEA GSW INVESTMENTS, LLC,

SHEA OTAY VILLAGE 11, LLC,

SHEA PROCTOR VALLEY, LLC,

SHEA RIVERMARK VILLAGE, LLC,

SHEA LA QUINTA LLC,

SHEA NINTH AND COLORADO, LLC,

SHEA TONNER HILLS, LLC,

SHEA VICTORIA GARDENS, LLC,

TRILOGY ANTIOCH, LLC,

TOWER 104 GATHERING, LLC,

TOWER 104 OIL, LLC,

TRW BTS ONE, LLC,

AND

WALDEN VILLAGE PARTNERS, LLC

November 5, 2010

This Omnibus Amendment (this “Amendment”) to the Operating Agreement of 215 BAYVIEW APARTMENTS, LLC, a California limited liability company; the Agreement of Partnership of COAST CABLE PARTNERS, a California general partnership; the Operating Agreement of HAWKERBLUE, LLC, a California limited liability company; the First Amended and Restated Operating Agreement of MONTY GREEN HOLDINGS, LLC, a Delaware limited liability company; the Operating Agreement of SERENADE AT NATOMAS, LLC, a California limited liability company; the Limited Liability Company Agreement of SH CASCADES, LLC, a Florida limited liability company; the Limited Liability Company Agreement of SH JUBILEE, LLC, a Delaware limited liability company; the Limited Liability Company Agreement of SH JUBILEE MANAGEMENT, LLC, a Delaware limited liability company; the Operating Agreement of SHEA BAKER RANCH, LLC, a California limited liability company; the Limited Liability Company Agreement of SHEA BREA DEVELOPMENT, LLC, a Delaware limited liability company; the Amended and Restated Limited Liability Company Agreement of SHEA CAPITAL II, LLC, a Delaware limited liability company; the Operating Agreement of SHEA GSW HOLDINGS, LLC, a Colorado limited liability company; the Operating Agreement of SHEA GSW INVESTMENTS, LLC, a Colorado limited liability company; the Operating Agreement of SHEA LA QUINTA LLC, a California limited liability company; the Limited Liability Company Agreement of SHEA NINTH AND COLORADO, LLC, a Colorado limited liability company; the Operating

Agreement of SHEA OTAY VILLAGE 11, LLC, a California limited liability company; the Limited Liability Company Agreement of SHEA PROCTOR VALLEY, LLC, a California limited liability company; the Amended and Restated Operating Agreement of SHEA RIVERMARK VILLAGE, LLC, a California limited liability company; the Limited Liability Company Agreement of SHEA TONNER HILLS, LLC, a Delaware limited liability company; the Limited Liability Company Agreement of SHEA VICTORIA GARDENS, LLC a Florida limited liability company; the Operating Agreement of TOWER 104 GATHERING, LLC, a Colorado limited liability company; the Operating Agreement of TOWER 104 OIL, LLC, a Colorado limited liability company; the Amended and Restated Operating Agreement of TRILOGY ANTIOCH, LLC, a California limited liability company; the Operating Agreement of TRW BTS ONE, LLC, a Colorado limited liability company; and the Operating Agreement of WALDEN VILLAGE PARTNERS, LLC, a California limited liability company (collectively, such limited liability companies, the “Companies”, and such operating agreements and limited liability company agreements, the “Agreements”) is made and entered into the date first written above by the undersigned, constituting all of the members of the Companies (collectively, the “Members”).

RECITALS

A. The Members have previously entered into the respective Agreements.

B. The Members now desire to amend the respective Agreements, in accordance with the terms thereof, to provide for the equity interests in each Company to be certificated.

AGREEMENT

NOW THEREFORE, in consideration of their mutual promises, covenants and agreements, and notwithstanding anything to the contrary in the Agreements, the parties hereto do hereby promise, covenant and agree as follows:

1. Recitals and Capitalized Terms. The Recitals set forth hereinabove are hereby incorporated for reference as though fully rewritten herein. Unless otherwise set forth herein, all capitalized terms shall have the same meaning as set forth in the respective Agreements. All references to “Agreement“ in each of the Agreements shall be deemed to refer to such Agreement as modified by this Amendment.

2. Certificate of Limited Liability Company Interests. Each of the Agreements shall be amended by inserting a new article in the appropriate numerical order at the end of each Agreement as follows:

“ARTICLE [    ]

RIGHTS OF SECURED PARTY

“Section [    ] Notwithstanding anything to the contrary contained in this Agreement, if any interests in the Company (the “Membership Interests”) have been pledged or are subject to the granting of a security interest or other encumbrance therein (a “Pledge”) by the holder thereof (the beneficiary of a Pledge being referred to herein as a “Secured Party”), (a) all rights and remedies of such Secured Party (including but not limited to voting rights) with respect to the Membership Interests contained in any document, agreement or instrument giving effect to or governing such Pledge and the rights and remedies associated therewith (a “Security Document”) shall be given effect by the Company and the Members, (b) the Company and the Members shall take all such action and shall execute and deliver all such agreements, documents or instruments

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as may be required by the terms and conditions of the Security Document and (c) if the Secured Party becomes the holder of such Membership Interests, then, at such time, the Secured Party shall have all of the rights associated with such Membership Interests under this Agreement and applicable law.

“Section [    ] Notwithstanding anything to the contrary contained in this Agreement, all restrictions on transfer and assignability of any Membership Interests shall be inapplicable, and of no force and effect, as to any transfer of any Membership Interest to a Secured Party in connection with any exercise of rights or remedies by the Secured Party in accordance with the Security Document or as may be permitted by applicable law. Contemporaneously with any transfer of any Member’s Membership Interests to the Secured Party, the transferor Member shall cease to be a member of the Company.

“Section [    ] All of the Membership Interests shall be evidenced by a certificate showing the name of the Member and the percentage of Membership Interests held by that Member. Each Membership Interest certificate shall be signed by an officer of the Company or of its manager or managing member, as the case may be, and such certificates may be signed in counterparts.

“Section [    ] Each of the Membership Interest certificates representing the Members’ interest in the Company shall constitute a “security” within the meaning of (A) Article 8 of the Uniform Commercial Code (including Section 8-102(a) thereof) as in effect from time to time in the state of organization of the Company and (B) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Each Member hereby agrees that its interest in the Company and in its Membership Interests for all purposes shall be personal property. The Members have no interest in specific Company property.

“Section [    ] At all times prior to the termination of any Pledge of the Membership Interests in accordance with the Security Document (the date of such termination, the “Termination Date”), neither the Members nor [Managers/Directors] will, without the prior written consent of the Secured Party, (i) amend this Agreement to provide that any Membership Interests (x) shall not be evidenced by a certificate or (y) shall not be securities governed by Article 8 of the Uniform Commercial Code or (ii) otherwise “opt out” of Article 8 of the Uniform Commercial Code.

“Section [    ] The provisions of this Article [    ] shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and any future Members [or Managers/Directors] and their respective successors and assigns.

“Section [    ] At all times prior the Termination Date, none of the provisions of this Article [    ] or any other provision of this Agreement may be amended in any way which alters, limits, restricts or adversely affects a Secured Party’s ability to exercise its rights with respect to the Membership Interests, without the prior written consent of such Secured Party.”

3. Miscellaneous. All other terms and provisions of each Agreement which are not expressly amended hereby are hereby ratified, affirmed and approved. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instruments. Facsimile signatures shall be valid as if manually signed.

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the date first set forth above.

SHEA HOMES LIMITED PARTNERSHIP, as the sole Member of Monty Green Holdings, LLC, Shea Tonner Hills, LLC, Shea Ninth and Colorado, LLC, Shea Brea Development, LLC, Shea Otay Village 11, LLC and Shea Proctor Valley, LLC, as the Manager of Tower 104 Gathering, LLC, Tower 104 Oil, LLC and Walden Village Partners, LLC, and as a member of Shea Capital II, LLC

By:		J.F. Shea L.P., its sole General Partner

		By:	JFS Management, L.P., its sole General Partner

By: J.F. Shea Construction Management, Inc., its sole General Partner

By:
			Name:	James G. Shontere
			Title:	Secretary

By:
			Name:	Robert O’Dell
			Title:	Treasurer

SHEA CAPITAL II, LLC, as the sole Member of Trilogy Antioch, LLC and Shea Victoria Gardens, LLC

By:	Shea Homes Limited Partnership, its Manager

	By:	J.F. Shea L.P., its sole General Partner
By: JFS Management, L.P., its sole General Partner
By: J.F. Shea Construction Management, Inc., its sole General Partner

By:
			Name:	James G. Shontere
			Title:	Secretary

By:
			Name:	Robert O’Dell
			Title:	Treasurer

J.F. SHEA CO., INC., as the sole Member of Shea GSW Investments, LLC and as the Manager of Hawkerblue, LLC
By:
Name:	James G. Shontere
Title:	Secretary

By:
Name:	Robert O’Dell
Title:	Treasurer

SHEA GSW INVESTMENTS, LLC, as the sole Member of Shea GSW Holdings, LLC
By: J.F. SHEA CO., INC., its Manager

By:
Name:	James G. Shontere
Title:	Secretary

By:
Name:	Robert O’Dell
Title:	Treasurer

SHEA HOMES, INC., as the sole Member of Serenade at Natomas, LLC, SH Cascades, LLC, Shea La Quinta, LLC, SH Jubilee, LLC and SH Jubilee Management, LLC, and as a member of Shea Capital II, LLC, and as the sole Member and Manager of TRW BTS One, LLC

By:
Name: Title:	James G. Shontere Secretary
By:
Name: Title:	Robert O’Dell Treasurer

Signature Page to Omnibus Amendment to LLC Agreements

SHEA PROPERTIES MANAGEMENT COMPANY, INC., as Manager of 215 Bayview Apartments, LLC, Shea Baker Ranch, LLC and Shea Rivermark Village, LLC

By:
By:	Ronald L. Lakey
Its:	Vice President

By:
By:	James G. Shontere
Its:	Secretary

J.F. SHEA CO., INC., as Manager of Coast Cable Partners

By:
Name:	James G. Shontere
Title:	Secretary

By:
Name:	Robert O’Dell
Title:	Treasurer

Signature Page to Omnibus Amendment to LLC Agreements